EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 2018.

/s/Paul G. Boynton
Paul G. Boynton

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/Ian D. Clough
Ian D. Clough

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/Susan E. Docherty
Susan E. Docherty

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/Reginald D. Hedgebeth
Reginald D. Hedgebeth

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/Dan R. Henry
Dan R. Henry

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/Michael J. Herling
Michael J. Herling

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned does hereby constitute and appoint Douglas A. Pertz, Ronald J. Domanico and McAlister C. Marshall, II, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink’s Company, a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Registration Statement on Form S-8 relating to The Brink’s Company Employee Stock Purchase Plan and any amendments, including post-effective amendments, or supplements thereto (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 and any amendments, including post-effective amendments, or supplements thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of May, 2018.

/s/George I. Stoeckert
George I. Stoeckert